Exhibit 10.1

PRECIPIO, INC.

September         2018

INVESTORS NAME

Re:	Letter Agreement with respect to warrants

Dear Sirs:

Reference is hereby made to the securities purchase agreement (the “Agreement”) with each of you as the Investors (the “Investors”), pursuant to which Precipio, Inc. (the “Company”) agreed to issue up to approximately $3,296,703.30 in 8% Senior Secured Convertible Promissory notes with 100% common stock warrant coverage pursuant to the form of notes and warrants set out s exhibit B and C (respectively) to the Agreement (the “Transaction”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement

The Company and the undersigned Investors hereby agree (i) to reprice the exercise of all of the Common Stock purchase warrants set forth on Annex I attached hereto (the “Reprice Warrants”) currently held by you as the Holder and which were issued to you pursuant to the terms of the Agreement and (ii) to amend the definition of “Exercise Price” to read as follows “For purposes of this Warrant, “Exercise Price” means $0.50, subject to adjustment as provided herein”.

Please execute this Letter Agreement in the signature block below if you agree to the terms herein, whereupon this Letter Agreement shall become a binding agreement between you and the Company with regard to the Transaction.

This Letter Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law doctrine. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This letter agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties hereto with respect to such subject matter.

[Signature Pages Follow]

Sincerely,

PRECIPIO, INC.

By:
Name:
Title:

As evidenced by the below signature, the Investor hereby agrees to the Letter Agreement as of this day of September, 2018:

NAME OF INVESTOR   [        ]

Annex I

Warrant	Date of Issue
Alpha 4.20.1A	April 20, 2018
Alpha 4.20.1B	April 20, 2018
M2B A 4.20.1A	April 20, 2018
M2B B 4.20.1B	April 20, 2018
Osher A 4.20.1A	April 20, 2018
Osher B 4.20.1B	April 20, 2018
Alpha 7.11.1A	July 11, 2018
Alpha 7.11.1B	July 11, 2018
M2B A 7.11.1A	July 11, 2018
M2B B 7.11.1B	July 11, 2018
Osher A 7.11.1A	July 11, 2018
Osher B 7.11.1B	July 11, 2018
Alpha 8.20.2A	August 20, 2018
Alpha 8.20.2B	August 20, 2018
M2B A 8.20.1A	August 20, 2018
M2B B 8.20.1B	August 20, 2018
Osher A 8.20.3A	August 20, 2018
Osher B 8.20.3B	August 20, 2018
Alpha 9.17.2A	September 17, 2018
Alpha 9.17.2B	September 17, 2018
M2B A 9.17.1A	September17, 2018
M2B B 9.17.1B	September 17, 2018
Osher A 9.17.3A	September 17, 2018
Osher B 9.17.3B	September 17, 2018